Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes

17. Income taxes

Cayman Islands

Under the current laws of the Cayman Islands, the Company is not subject to tax on its income or capital gains. In addition, upon any payment of dividends by the Company, no withholding tax is imposed.

Peoples’ Republic of China

The Company’s consolidated subsidiaries in the PRC are governed by the income tax law of the PRC and file separate income tax returns. They are subject to PRC enterprise income tax at 25% on their assessable profits.

Under the new tax law and related implementation rules, a withholding tax is applied on the gross amount of dividends received by the Company from its PRC consolidated subsidiaries after January 1, 2008; however undistributed earnings prior to January 1, 2008 are exempted from withholding tax. The implementation rules provide that the withholding tax rate is 10% or the applicable rate specified in a tax treaty. The Company has not provided for income taxes on accumulated earnings of its PRC subsidiaries as of December 31, 2008 since these earnings are intended to be reinvested indefinitely in the PRC. It is not practicable to estimate the amount of additional taxes that might be payable on such undistributed earnings.

Hong Kong

Subsidiaries reside in Hong Kong are subject to Hong Kong profits tax at a tax rate of 16.5% on their assessable profits.

For the years ended December 31, 2011 and 2012, substantially all of the Group’s income before income taxes was derived from the PRC discontinued operations. Income tax expenses for continuing operation is nil for all the years ended December 2011 and 2012. The income tax benefit for the year ended December 31, 2013 is $33. Income tax expense consists of the following:

	Years Ended December 31,
Continuing operations:	2011	2012	2013
Current tax expense
- PRC	$—	$—	$—
- HK	—	—	4
Deferred tax benefits
- PRC	—	—	(37)
- HK	—	—	—

Actual income tax benefit	$—	$—	$(33)

The following table reconciles the Group’s effective tax for the years presented:

	Years Ended December 31,
Continuing operations:	2011	2012	2013
Loss before tax	$(3,747)	$(678)	$(3,968)
Applicable tax rate	0%	25%	25%
Computed expected tax expense	—	(170)	(992)
Effect on non-PRC entities not subject to income tax	—	167	957
Effect on non-deductible cost	—	—	2
Valuation allowance	—	3	—

Actual income tax benefit	$—	$—	$(33)

Non-deductible cost primarily represents cost and expense recognized without invoice received and entertainment expenses in excess of statutory limits for tax purpose.

The tax effects of the Group’s temporary differences that give rise to significant portions of the deferred tax assets are as follows:

Continuing operations:	Years ended December 31,
	2011	2012	2013
Deferred tax assets-current:
- Tax loss carried forwards of a subsidiary	$—	$—	$37

Tiger Yaoyang incurred a pretax loss of approximately $148, which resulted in the increase of net operating loss carried forward. The net operating loss carry forwards will expire if unused in the years ending December 31, 2014 through 2018.

For the year ended December 31, 2011, 2012 and 2013, the Group did not have unrecognized tax benefits, and it does not expect that the amount of unrecognized tax benefits will change significantly within the next 12 months. No interest and penalties related to unrecognized tax benefits were accrued at the date of initial adoption of FIN 48 and as of December 31, 2012 and 2013.